Information contained herein, marked with [*], is being filed pursuant to a request for confidential treatment.



                               AMENDMENT NUMBER 1
                                     TO THE
                        PAS-5 SATELLITE PURCHASE CONTRACT

                                     BETWEEN

                             HUGHES AIRCRAFT COMPANY
                                       AND
                              PANAMSAT CORPORATION


This Amendment Number 1 to the PAS-5 Satellite Purchase Contract (hereinafter referred to as the "Contract") is effective as of the date signed (the later date if the signing date is different for each Party) by and between:

PANAMSAT CORPORATION, a Delaware corporation (hereinafter referred to as "Buyer"), with its principal place of business at One Pickwick Plaza, Suite 270, Greenwich, Connecticut, and

HUGHES AIRCRAFT COMPANY, a Delaware corporation, acting through its HUGHES SPACE AND COMMUNICATIONS COMPANY (hereinafter referred to as "Hughes"), with offices located at 2020 East Imperial Highway, El Segundo, California.

WHEREAS, the parties hereby agree to amend the Terms & Conditions and the Exhibit B Spacecraft Technical Specifications including the PAS-5 Antenna Coverages and City Specifications; and

NOW, THEREFORE, in consideration of the mutual benefit to be derived, the Parties hereby agree that the Contract is amended as follows:

1. With respect to the Spacecraft Technical Specifications, the specifications have been defined and the Ku Band payload modified per the direction of the Buyer. As a result, the total KU Band operating output power
******************** and ******************************************************.
Replace Exhibit B, Appendix A, with Exhibit B, Appendix A, Amendment 1.

Throughout the Contract, the number of Ku-Band transponders shall be changed to six (6) Medium, 60 watt and eighteen (18) High Powered, 110 watt Ku-Band transponders on pages 1, 4, 5, 6, & 16.

The information below, marked with [*], is being filed pursuant to a request for confidential treatment.


The Useful Commercial Life definition on page 7 is amended from "...eighteen
(18)..." and changed to "...twenty-one (21) or more Ku-Band Equivalents are Failed Transponders".

The section 4.2.1.1 definition of "Successfully Operating Payload" shall be amended to state "The Ku-Band Payload shall be deemed to be Successfully Operating if a number of Ku-Band transponders that represent twenty-two (22) or more Ku-Band Equivalents are Successfully Operating Transponders (as defined below)".

Replace each amended section with "Amendment 1".

2. With respect to the PAS-5 Satellite Purchase Contract price, ******* the price ********************** with a corresponding ******* in the Phase 2 Progress Payments to ******************************* in Incentive Obligation payments. Replace section 4.1 with section 4.1, Amendment 1.

3. With respect to the ************* PAS-5 Satellite Purchase Contract price *******, sections 11.1.2(c), 11.2.2(c), 15.3.9, and 15.3.11 shall be changed from ************* to **************. Section 12.4 liability limit for Hughes shall *********************. All sections shall be replaced with "Amendment 1".

4. With respect to the Progress Payment Schedule, **************************** ******************************************; and, replace the Exhibit 4.1 Payment
Schedule with Exhibit 4.1, Amendment 1.

5. With respect to the Incentive Obligation payments, ******** the section
4.2.2.1 example figured using a *************************** from the
************************ ********* payload modification). This ******** only applies in the event PanAmSat selects the ********* launcher for which case the spacecraft specified Operational Lifetime has been ********* years from 15.0 years because of the payload modification changes. For the remaining designated launch vehicles, the specified operational lifetime remains 15 years and the Incentive Obligation payments ***************************************** for the payload modification for a total of ***************.

The percentage of the Incentive Obligation payments attributable to the payload shall be based on Ku-Band Equivalents and amended as follows:

                  C-Band                                      ***
                  Medium Powered Ku-Band                      ***
                  High Powered Ku-Band                        ***

The information below, marked with [*], is being filed pursuant to a request for confidential treatment.


The definition of Specified Operational Lifetime is amended accordingly. Also, replace 4.2.2.1 and 4.2.2.3 with 4.2.2.1 and 4.2.2.3, Amendment 1.

6. With respect to the spacecraft delivery schedule, all delivery dates shall be ******************. Replace section 3.1.3 with section 3.1.3, Amendment 1.

For clarity and continuity, the new Contract pages are designated with "Amendment 1" in the lower right hand corner. Additionally, changes on each new page have been underlined with deletions noted with a caret.

There is no modification to the Contract except as expressly set forth above.

IN WITNESS WHEREOF, the Parties have executed this Amendment 1 to the PAS-5 Contract.

HUGHES AIRCRAFT COMPANY, ACTING             PANAMSAT CORPORATION
THROUGH ITS HUGHES SPACE AND
COMMUNICATIONS COMPANY


    By: /s/ Brad H. Heckel                    By: /s/ Fred Landman
       --------------------------                --------------------------
        Brad H. Heckel                            Fred Landman
Title:  Manager, Major Commercial         Title:  President
        Contracts

 Date:  8/29/96                            Date:  9/3/96